Copeland SMID Cap Dividend Growth Fund

Supplement dated January 8, 2020

to the Copeland SMID Cap Dividend Growth Fund (a "Fund")

Prospectus dated March 29, 2019

Effective immediately, the following paragraph under the section “How to Redeem Shares” on page 13 of the Fund’s prospectus is hereby replaced with the following:

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period) or, subject to the approval of the Board of Trustees, in other circumstances identified by the Fund’s adviser. The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV in conformity with applicable rules of the SEC and the Trust’s Policy and Procedures Related to the Processing of In-Kind Redemptions. A shareholder will be exposed to market risk until the securities are sold, generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions and may incur other transaction expenses in converting these securities to cash.

This Supplement, the Prospectus and Statement of Additional Information provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling Shareholder Services at 1-888-9-COPELAND or on the website at www.copelandfunds.com.